UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 28, 2008

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

This presentation will be conducted at the Northeast Utility Conference in Boston, Massachusetts before an audience of electric industry analysts and industry professionals on Thursday, February 28, 2008.

What Vermont Values
Northeast Utility Conference
Presented by Robert Young & Pamela Keefe
February 28, 2008

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated businesses, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs. We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information
Pamela J. Keefe
Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

Ann Warrell
Investor Relations Specialist
(802) 747-5697
e-mail: awarrel@cvps.com

Common Stock Profile NYSE: CV
Quarter ended December 31, 2007

Market Capitalization Book Value Market-to-Book 12-month Range Price/Earnings Ratio Debt/Equity Ratio Average Daily Volume Shares Outstanding Annualized Dividend Yield	$322,599,000 $18.43 1.67 $22.53 - $41.05 20.29 0.61 64,467 10,244,559 2.98%

• Vermont’s largest integrated electric utility
• CVPS serves 158,000 customers in three-quarters of the state’s cities and towns (151)
• Rural service territory of 20 customers per mile of line

Today’s Agenda
• Long-term strategy overview
• Rates and customer service
• Continuing financial strength
• Earnings guidance and financial outlook
• Strategic outlook

Strategic Overview

Strategies create shareholder value over the long term

Provide superior customer service and reliability
• Meeting all service quality standards and achieving superior customer service satisfaction

Improve financial strength and return credit rating to investment grade
• Core business capital investments fueled by strong cash flow
• Continued strength allows for investments in VELCO

Partner with state, other utilities to create a vibrant electric future for Vermont  DPS public outreach process in early stage
• State energy planning strategy will balance environment, cost, reliability, energy portfolio diversity

CVPS Service is Superior

Rates
• Lowest rates among major utilities in Northeast

Customer service
• Exceeded all 17 SERVE standards for third straight year
• Customer transactional satisfaction rated over 90% (Appendix D)
• CVPS customer service ranked in top quartile of East Region utilities in 2007 JD Power survey (Appendix E)

Operational efficiency
• Independent analysis shows superior cost performance

Strategic Update

Rate Case

4.07% rate increase approved in December 2006
• 10.75% allowed ROE (increased from 10.0%)
• Effective Jan. 1, 2007

2.3% rate increase approved in January 2008
• 10.71% allowed ROE
• Effective Feb. 1, 2008

Rate increases based on rising costs related to:
• Power supply
• Transmission
• Customer service and system improvements

Strategic Update, cont’d.

Alternative Regulation

Proposal filed August 31, 2007

Considered Vermont Gas Systems and Green Mountain Power alternative regulation plans to capitalize on PSB-favored plan elements

CVPS proposal includes:
• Quarterly power cost adjustment mechanism
• Annual earnings sharing mechanism (subject to collar)
• Annual base rate adjustment (subject to caps)
• Timeline for rate adjustments and plan expiration

Hearings are being scheduled and negotiations are on-going

Strategic Update, cont’d.
VELCO Investments

$30.3 million invested 2004 – 2006

Invested $53 million at the end of December 2007
• Financed with a $53 million bridge loan
• Will re-finance in Q2 2008 – most likely first mortgage bonds

2008 VELCO investment less than $2 million

Next sizable VELCO investment in 2009; amount to be determined

VELCO Investments

Vermont’s transmission operator

FERC-regulated

Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives

Independent management and board of directors

CVPS owns 46%

Organized LLC (called Transco) in 2006 to improve tax advantages of transmission ownership

VELCO Investment Fundamentals

VELCO investment is part of CVPS rate base

FERC-allowed after-tax return is 11.5%
• CVPS net return limited to Vermont allowed ROE of 10.71%

Shown on income statement as “Equity in Earnings of Affiliates”
• Investment return is a credit that reduces cost of service

Investments generally based on load share of 43%

2008 Earnings Guidance

2007 Earnings Guidance (Revised Aug. 2007)
• $1.35 to $1.45 per diluted share

2008 Earnings Guidance (Issued Feb. 8, 2008)
• $1.50 - $1.60 per diluted share

Guidance reflects:
• Variability in transmission costs
• Increased capital spending not recovered in rates (due to lag)
• Expected market price of power

Capital Spending

	2005	2006	2007	2008 Forecast
Transmission and Distribution Production General Joint-Owned (Incl. fuel) Rochester Electric Vermont Electric Cooperative Total	$13,173,000 $2,144,000 $1,912,000 $1,079,000 - - $18,308,000	$14,438,000 $630,000 $1,636,000 $1,256,000 $300,000 $4,100,000 $22,360,000	$16,515,000 $2,200,000 $3,589,000 $1,582,000 - - $23,886,000	$28,783,000 $1,366,000 $8,568,000 $2,765,000 - - $41,482,000

Capital Needs and Drivers

Additional capital will be needed to replace $53 million bridge facility

Likely to be accomplished by issuing first mortgage bonds

Considering other financing options in 2008 to fund Asset Management Plan

Strategic Overview

Strategies create shareholder value over the long term

Provide superior customer service and reliability
• Meeting all service quality standards and achieving superior customer service satisfaction

Improve financial strength and return credit rating   to investment grade
• Core business capital investments fueled by strong cash flow
• Continued strength allows for investments in VELCO

Partner with state, other utilities to create a vibrant electric future for VermontDPS public outreach process in early stage
• State energy planning strategy will balance environment, cost, reliability, energy portfolio diversity

Future Energy Planning Considerations

System reliability
• Improving transmission and distribution infrastructure to ensure continued high system reliability

Cost
• Forward capacity market
• Low-emitting choices are more expensive

Environmental Impact
• CVPS committed to responsible stewardship of the environment through CVPS Cow Power™ and CVPS plug ‘n go™
• Vermont law requires that, by 2013, net sales growth from 2005 to 2012 be met with new renewable energy sources.
• Proposed legislation would boost requirement to growth plus 5% of 2005 baseline

Energy portfolio diversity
• Plan to improve energy portfolio diversity to limit risk exposure to any given source

Developments in Power Supply Planning

Forward Capacity Market
• New market undergoing administered transition from 2006 to 2010
• First auction showed strong competition; considerable capacity bid into market
• CVPS expects to largely self-supply capacity requirement through 2012
o Expected cost impact of $1.5 million per year

Demand-side management
• Vermont efficiency utility targeting specific areas for transmission DSM
• CVPS including DSM as part of Southern Loop transmission solutions
• CVPS sells ~50% of its retail kWh through time-of-day and load management rate offerings

Developments in Power Supply Planning

Contract negotiations with Hydro-Quebec, Vermont Yankee
• Vermont Yankee negotiations milestone expected in mid-2008
• Hydro-Quebec proposal expected by year-end 2008
• Evaluating other domestic and Canadian options

Joint utility feasibility study will show potential for new, in-state, base load generation
• Phase I results considered cost estimates and economic feasibility
• Phase II of study results expected in March, will discuss infrastructure, fuel, transmission and permitting considerations

Department of Public Service public engagement process completed
• Report details available online at http://www.vermontsenergyfuture.info/Results%20and%20reports.html
• Revealed attributes customers want in future power resources
• Results will be incorporated in updated CVPS Integrated Resource Plan

Developments in Power Supply Planning

Integrated resource approach to acquiring future power supply
Competitive solicitation
• Long-term contract negotiations
• New Vermont utility-owned power sources
• Distributed generation
• Integrated Resource Plan to be updated in 2008

CVPS Power Clean Compared to U.S.

CVPS Sources of Energy (2007)

Nuclear Hydro Other Wood Oil CVPS Cow Power™	48.0% 39.3% 7.0% 3.9% 1.8% 0.1%
U.S. Sources of Energy (2006)* *Source: Edison Electric Institute

Coal Gas Nuclear Hydro Fuel Oil Biomass Other	49% 19.8% 19.4% 7.1% 1.8% 1.6% 1.3%

Long-Term Strategy

Provide superior customer service and reliability

Improve financial strength to restore our credit rating to investment grade and to fuel capital investments in our core business and VELCO

Partner with the state and other utilities to create a vibrant electric future for Vermont

Strategies create shareholder value over the long term

Why Invest in CVPS?

1. Progress continues toward improving financial strength
2. Competitive rates and superior operating performance
3. Increasing shareholder value through core business investments
4. Dividend in line with peer utilities

CVPS Earnings Call Information

2007 year-end earnings call to be held on March 12, 2008, 2 p.m. EDT
• Earnings release scheduled for March 11, 2008 before market opening

Earnings call dial in information:
• Dial in number: 888-679-8018
• Passcode: 77840781

Appendix A

Favorable Long-term Power Contracts

Current market price for power 6-7 cents/kwh

Vermont Yankee contract, license expires in 2012
• Power currently priced at 4.1 cents/kwh
• Application for license extension due in early 2008
• Supplies 32% of state’s power and 43% of CVPS’s power

Hydro-Quebec contract begins to expire in 2012
• Power currently priced at 6.5 cents/kwh
• Power contract ends in phases from 2012 to 2016
• Supplies 31% of state’s and 30% of CVPS’s power

Appendix B

Adjusted Rate Base
(as approved in 2007 rate case)

dollars in millions
Utility plant in service, net
Investments in affiliates
Working capital allowance
Accumulated deferred income taxes
Accounting orders
Accrued post retirement medical expenses
All other, net
Total Rate Base

$284,794 93,424 23,621 (53,134) (1,383) (2,737) (701) $343,884
Test year is the 12 months ended Dec. 31, 2006 Appendix C Cost of Capital Rates according to 2007 approved rate case

	Adjusted	% of Total	Cost Rate	Weighted %
Long Term Debt Preferred Stock Common Equity Total	$176,750 10,054 186,933 $373,737	47.29% 2.69% 50.02% 100.00%	6.35% 5.32% 10.71%	3.00% 0.24% 5.36% 8.50%

Appendix D CVPS Transactional Customer Satisfaction Measured Quarterly
July 06 Oct 06 Jan 07 April 07 July 07 Oct 07 Jan 08 National Average	92% 90% 90% 93% 92% 88% 93% 86%
Appendix E CVPS Compares Favorably in JD Power Customer Survey Overall Residential Customer Satisfaction Index
PPL Electric Utilities
Allegheny Power
Central Vermont Public Service
Duquesne Light
Public Service Electric and Gas
Energy East
FirstEnergy-East
Exelon-PECO
EAST REGION AVERAGE
Pepco Holdings
National Grid
Northeast Utilities
NSTAR Electric
Baltimore Gas & Electric
Con Edison
Long Island Power Authority
710 688 687 677 665 664 664 658 641 634 631 622 614 610 603 567

Appendix F

Vermont Regulators

Vermont Department of Public Service
• Public advocate
• Commissioner appointed by Governor

Vermont Public Service Board
• Adjudicating body
• Three-member board
• Appointed by Governor
• Six-year, staggered terms

Governor James Douglas (R)
• First elected in 2002, currently in third, two-year term
• Previously elected as Vermont Treasurer and Secretary of State
• Seeking re-election in 2008

Appendix G

Future Energy Planning

Time Period	Bulk Supply Options	Core Actions	Renewables	Demand	AMI/Rates
2012 2011 2010 2009 2008 2007
HQ contract
Extension Negotiations

HQ contract
Extension Negotiations

HQ contract
Extension Negotiations

HQ contract
Extension Negotiations

HQ contract
Extension Negotiations
ENVY Contract
Renegotiation

HQ contract
Extension Negotiations
ENVY Contract
Renegotiation
Vermont Power Plant
Feasibility Study

Resource Choices & Approvals

E-23 Resource
Solicitation

Integrated
Resource
Plan

Resource
Choice &
Approvals

Legislative
Process
E-23 Resource
Solicitation

DPS Public
Engagement
Process
Integrated
Resource
Plan
SPEED New Renewable CHP SPEED New Renewable CHP SPEED New Renewable CHP SPEED New Renewable CHP SPEED New Renewable CHP SPEED New Renewable CHP
Efficiency Vermont
Distributed Utility
Resources

Efficiency Vermont
Distributed Utility
Resources

Efficiency Vermont
Distributed Utility
Resources

Efficiency Vermont
Distributed Utility
Resources

Efficiency Vermont
Distributed Utility
Resources

Efficiency Vermont
Distributed Utility
Resources

Automated
Metering
Information
Investment
Rate Redesign

Automated
Metering
Information
Investment
Rate Redesign

Automated
Metering
Information
Investment
Rate Redesign

Rate Redesign

Rate Redesign

Rate Redesign

Appendix H

CVPS Cow Power Supports Renewable Energy Development

Nation’s first direct farm-to-consumer renewable energy choice program

Creates market for manure-based methane generation

Over 4,600 CVPS customers (2.9%) voluntarily purchase Cow Power

Participation ranked in top 20% of renewable choice programs nationwide

Winner of 2006 Governor’s Environmental Excellence Award

Finalist for 2007 Edison Award

Appendix I

CVPS plug ‘n go™ Makes Environmental Responsibility Attractive to Customers

Program combines customer use of plug-in hybrid electric vehicles with CVPS off-peak electric rates

Allows customers to reduce carbon emissions and gasoline costs by substituting off-peak electricity

Off-peak rates provide transportation cost equivalent to less than $1 per gallon of gasoline

First utility in the nation to offer advantage of off-peak charging with standard tariff rates to plug-in hybrid and electric vehicle owners/customers

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

February 28, 2008